Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
8. Income Taxes
No income tax expense was recorded during the three and six months ended June 30, 2026 or 2025. The Company maintained a full valuation allowance through June 30, 2026 due to uncertainty regarding its ability to utilize deferred tax assets.

9. Income Taxes
For the years ended December 31, 2025 and 2024, no income tax expense was recorded due to the Company’s net operating loss (“NOL”) and full valuation allowance. The Company has historically incurred net operating losses and maintains a full valuation allowance against its deferred tax assets.
All of the Company’s operating losses since inception have been generated in the United States.
The reported amount of income tax expense for the years differs from the amount that would result from applying domestic federal statutory rates to pretax losses primarily because of changes in the valuation allowance.
A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2025		2024
	Amount (in thousands)	Rate	Amount (in thousands)	Rate
Federal statutory income tax rate	(21,127)	21.00%	(17,523)	21.00%
Permanent difference	777	(0.77)%	644	(0.77)%
State taxes, net of federal benefit	73	(0.07)%	(123)	0.15%
Research and development credits	(3,781)	3.76%	(4,999)	5.99%
Change in valuation allowance	24,058	(23.91)%	22,002	(26.37)%

Effective income tax rate	—	0.00%	—	0.00%
In 2025 and 2024, state and local income taxes in Massachusetts comprised the majority of the state and local income taxes, net of federal benefit category.

Net deferred tax assets (liabilities) as of December 31, 2025 and 2024 consisted of the following (in thousands):

	Year Ended December 31,
	2025	2024
Deferred tax assets
Net operating loss carryforwards	$49,893	$17,753
Research and development tax credit carryforwards	23,251	18,430
Lease right-of-use liability	1,794	1,800
Accrued expenses and other liabilities	885	1,352
Stock Compensation Expense	2,815	2,192
IRC 174 capitalized research and development	19,836	27,129
Other	1,202	662

Total deferred tax assets	99,676	69,319
Less: Valuation allowance	(98,055)	(67,584)

Net deferred tax assets	1,621	1,735

Deferred tax liabilities
Lease right-of-use asset	(1,728)	(1,734)
Depreciation	107	(1)

Total deferred tax liabilities	(1,621)	(1,735)

Net deferred tax assets (liabilities)	$—	$—

As of December 31, 2025 and 2024, the Company had federal NOL carryforwards of $186.5 million and $66.2 million, respectively, and state NOL carryforwards of $171.0 million and $61.2 million, respectively, which may be available to offset future taxable income. Federal NOL carryforwards do not expire and state NOLs begin to expire in 2037.
As of December 31, 2025 and 2024, the Company also had federal research and development tax credit carryforwards of $17.1 million and $13.3 million, respectively, and state research and development credit carryforwards of $7.7 million and $6.5 million, respectively, which may be available to offset future income tax liabilities. Federal and state research and development tax credit carryforwards begin to expire in 2037 and 2031, respectively.
Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has completed an evaluation of ownership changes through December 31, 2022 to assess whether utilization of the Company’s net operating loss or research and development credit carryforwards would be subject to an annual limitation under Section 382, and it was determined that an ownership change has occurred. The Company has determined that no attributes will expire unused, as of December 31, 2022, based on the limitation analysis. To the extent a subsequent ownership change occurs, the net operating loss and credit carryforwards may be subject to additional limitation.
The Company has not yet conducted a study of its research and development credit carryforwards. This study may result in an increase or decrease to the Company’s credit carryforwards, however, until a study is completed, and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s credits, and if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. As a result, there would be no impact to the consolidated statements of operations and comprehensive loss or consolidated statements of cash flows if an adjustment were required.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets, which are comprised principally of net operating loss carryforwards and research and development credit carryforwards. Management has considered the Company’s history of net losses incurred since inception and its lack of commercialization of any products or generation of revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2025 and 2024. Management reevaluates the positive and negative evidence at each reporting period.
Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2025 and 2024 related primarily to the increase in net operating loss carryforwards and were as follows (in thousands):

	Year Ended December 31,
	2025	2024
Valuation allowance at the beginning of the year	$67,584	$40,458
Increases recorded to income tax provision	30,471	27,126

Valuation allowance at end of the year	$98,055	$67,584

The increase in the valuation allowance of $30.5 million during the year ended December 31, 2025 related primarily to the increase in net operating loss carryforwards.
The Company assesses the uncertainty in its income tax positions to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals of litigation processes, based on the technical merits of the position. For the tax position meeting the more-likely-than-not
threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon the ultimate settlement with the relevant taxing authority. As of December 31, 2025 and 2024, the Company had not
recorded any reserves for uncertain tax positions or related interest and penalties.
The Company files income tax returns as prescribed by the tax law of the jurisdiction in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdiction, where applicable. Since the Company is in a loss carryforward position, it is generally subject to examination by the U.S. federal, state, and local income tax authorities for all tax years in which a loss carryforward is available.